                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 15, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                           94-3121462
           (State or other jurisdiction    (I.R.S. Employer Identification No.)
        of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

ITEM 5.    OTHER EVENTS

      On June 15, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced SomatoKine(R) Demonstrates Potential to Treat Protein Wasting Diseases. Further details regarding this announcement are contained in the Company's news release dated June 15, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)   EXHIBITS

Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated June 15, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  June 15, 1998             By: /s/ DONALD D. HUFFMAN
                                 -------------------------
                                 Donald D. Huffman
                                 Vice President, Finance & Administration Chief
                                 Financial Officer (Duly authorized principal
                                 financial and accounting officer.)

                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS

     Exhibit Number
     --------------
     Exhibit 21     Celtrix Pharmaceuticals, Inc. Press Release
                    dated June 15, 1998.